DB1/ 162497302.5 AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 16, 2025 (this “Amendment No. 1”), is by and among BROADSTONE NET LEASE, INC., a Maryland corporation (the “Parent”), BROADSTONE NET LEASE, LLC, a New York limited liability company (the “Borrower”), the undersigned Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Amended and Restated Credit Agreement, dated as of February 28, 2025 (the “Credit Agreement”), by and among the Parent, the Borrower, the lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby. RECITALS WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement in order to remove the credit spread adjustment from SOFR-based interest rates for Term Loans and from SONIA-based and CORRA-based interest rates for Revolving Loans, and the Lenders party hereto constituting all of the Lenders are willing to make the requested amendments as set forth herein; and NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of December 16, 2025, subject to the occurrence of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended to restate the definitions of Adjusted Daily Simple RFR, Adjusted Term CORRA Rate, and Adjusted Term SOFR Rate in Section 1.1 of the Credit Agreement in their entirety to read as follows: “Adjusted Daily Simple RFR” means, (i) with respect to any RFR Borrowing denominated in Sterling, an interest rate per annum equal to the Daily Simple RFR for Sterling, (ii) with respect to any RFR Borrowing denominated in Dollars, an interest rate per annum equal to the Daily Simple RFR for Dollars; and (iii) with respect to any RFR Borrowing denominated in Canadian Dollars, an interest rate per annum equal to the Daily Simple RFR for Canadian Dollars; provided that if the Adjusted Daily Simple RFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term CORRA Rate” means, for purposes of any calculation, the rate per annum equal to Term CORRA for such calculation; provided that if Adjusted Term CORRA Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. EXHIBIT 10.17

DB1/ 162497302.5 -2- “Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWER In order to induce the Administrative Agent and the Lenders to enter into this Amendment No. 1, each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete as of the date hereof: (i) each of the Parent and the Borrower has the requisite power and authority to make, deliver and perform its obligations under this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 (the “Amended Agreement” and together with this Amendment No. 1, the “Amendment Documents”); (ii) the execution, delivery and performance of the Amendment Documents are within each Loan Party’s corporate, partnership, limited liability company or other organizational powers and have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action on the part of the Parent and the Borrower; (iii) the execution, delivery and performance of this Amendment No. 1 (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for such filings as may be required with the SEC to comply with disclosure obligations, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent, the Borrower or any of their Subsidiaries or any order judgment or decree of any Governmental Authority having jurisdiction over any Loan Party, except in each case to the extent such violation of applicable law or regulation would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent, the Borrower or any of their Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent, the Borrower or any of their Subsidiaries, except for any violation or default that would not reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent, the Borrower or any of their Subsidiaries other than Permitted Encumbrances; (iv) each of the Amendment Documents to which a Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally

DB1/ 162497302.5 -3- and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (v) before and after giving effect to this Amendment No. 1, the representations and warranties made or deemed made by the Parent and the Borrower in any Loan Document are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on the Amendment Effective Date except to the extent that such representations and warranties specifically refer to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, and except that for purposes of this clause (v), the representations and warranties contained in Section 7.1(k) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 9.1 and 9.2 of the Credit Agreement; and (vi) no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1. SECTION 3. ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTORS The Parent (for purposes of this Amendment No. 1, the “Guarantor”) has read this Amendment No. 1 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of the Guarantor under the Guaranty and each of the other Loan Documents to which the Guarantor is a party shall not be impaired and each of the Guaranty, and the other Loan Documents to which the Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each of the Guarantor and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment No. 1. The Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 1, the Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 1 and (ii) nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of the Guarantor to any future amendments to the Credit Agreement. SECTION 4. CONDITIONS TO EFFECTIVENESS This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):

DB1/ 162497302.5 -4- A. The Administrative Agent (or its counsel) shall have received from each of the Parent, the Borrower, the Administrative Agent and each of the Lenders either (x) a counterpart of this Amendment No. 1 signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment No. 1 by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment No. 1. B. The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 13.2 of the Credit Agreement) that are due and payable in connection with this Amendment No. 1. C. The representations and warranties of the Borrower and the Parent in Section 2 are true and correct. D. At the time of and immediately after effectiveness of this Amendment No. 1, no Default or Event of Default shall have occurred and be continuing. SECTION 5. MISCELLANEOUS A. Reference to and Effect on the Credit Agreement and the Other Loan Documents. (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. (ii) Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. (iii) The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents. (iv) This Amendment No. 1 shall constitute a Loan Document. (v) In the event of any conflict between the terms of this Amendment No. 1 and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control. B. Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

DB1/ 162497302.5 -5- C. Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 13.5 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN. D. Execution in Counterparts; Electronic Signatures. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 1 and/or any document, agreement or certificate to be signed in connection with this Amendment No. 1 and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

DB1/ 162497302.5 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. PARENT/GUARANTOR: BROADSTONE NET LEASE, INC. By: /s/ Kevin Fennell Name: Kevin Fennell Title: EVP, CFO BORROWER: BROADSTONE NET LEASE, LLC By: Broadstone Net Lease, Inc., its managing member By: /s/ Kevin Fennell Name: Kevin Fennell Title: EVP, CFO

DB1/ 162497302.5 -7- [Signature Page to Amendment No. 1 to Credit Agreement with Broadstone Net Lease, LLC] JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender By: /s/ Cody A. Canafax Name: Cody A. Canafax Title: Executive Director BANK OF MONTREAL, as a Lender By: /s/ Darin Mainquist Name: Darin Mainquist Title: Director MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender By: /s/ Daniel R. Pluta Name: Daniel R. Pluta Title: Senior Vice President TRUIST BANK, as a Lender By: /s/ Ryan Almond Name: Ryan Almond Title: Director CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Jared Valyo Name: Jared Valyo Title: Authorized Signatory

DB1/ 162497302.5 -8- [Signature Page to Amendment No. 1 to Credit Agreement with Broadstone Net Lease, LLC] REGIONS BANK, as a Lender By: /s/ William Chalmers Name: William Chalmers Title: Senior Vice President U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Patrick T. Brooks Name: Patrick T. Brooks Title: FIRST HORIZON BANK, as a Lender By: /s/ Ty Treadwell Name: Ty Treadwell Title: Senior Vice President HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Joe White Name: Joe White Title: Senior Vice President ASSOCIATED BANK, N.A., as a Lender By: /s/ Mitchell Vega Name: Mitchell Vega Title: Senior Vice President

DB1/ 162497302.5 -9- [Signature Page to Amendment No. 1 to Credit Agreement with Broadstone Net Lease, LLC] TD BANK, N.A., as a Lender By: /s/ Donald Wattson Name: Donald Wattson Title: Vice President MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Timothy Sylvain Name: Timothy Sylvain Title: Senior Vice President MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Gretell Merlo Name: Gretell Merlo Title: Authorized Signatory